Exhibit 10.4

Stock Purchase Agreement

PayNow Inc., a company organized under the laws of the Republic of China (R.O.C.), is located at 5th Floor, No. 59, Songjiang Road, Zhongshan District, Taipei City, Taiwan, R.O.C. This Stock Purchase Agreement (this “Agreement”) is entered into between the parties hereto with respect to the sale and purchase of the shares of PayNow Inc.. This Agreement is entered into as of December 1, 111, R.O.C. (the “Effective Date”), by and between the following parties in connection with the purchase and sale of the shares of PayNow Inc..

OWLPAY HOLDINGS PTE. LTD (hereinafter referred to as the “Party A”), a company organized under the laws of Singapore with tax identification number 202020639H having its location at 362 Upper Paya Lebar Road #03-08 Da Jin Factory Building Singapore (534963);

Chen Hsien-hsiang (“Party B”), a natural person of the Republic of China (“ROC”), with ID No. [***], resides at [***].

Chen Shih-Chun (hereinafter referred to as “Party C”), a natural person of R.O.C. nationality, with ID No. [***], resides at [***].

Article1 Sale and Transfer of Shares; Prerequisites for Settlement

1.1 Party A intends to acquire a total of 847,000 shares of PayNow Inc. (the “Subject Shares”) held by Party C, totaling 847,000 shares, at a transaction price of NT$22.8 per share, for a total consideration of NT$19,311,000. (hereinafter referred to as the “Purchase Price”). Party A will, in connection with the purchase of the Subject Shares, fulfill all necessary legal procedures and obtain all necessary qualifications, licenses, approvals, permits, etc. (hereinafter collectively referred to as the “Approvals”, including but not limited to the investment approval of the Ministry of Economic Affairs’ Investment Review Committee), and to immediately notify Party B and Party C of the progress and result of the application for the Approvals and all relevant information.

1.2 The three parties acknowledge and agree that Party A shall remit the full amount of the Purchase Price, deducting the securities transaction tax (if applicable), to the bank specified in Attachment I within ten (10) days after Approval by the Ministry of Economic Affairs’ Investment Review Committee and completion of capital verification.

1.3 Party A agrees that Party C may notify Party A to adjust (including increase or decrease) the total number of Subject Shares within three (3) days after Party C has been notified of the Approval of the Ministry of Economic Affairs’ Investment Review Committee for Party A to acquire the Subject Shares. However, the scope of adjustment shall not exceed 10,000 shares. If Party C adjusts the total number of Subject Shares in accordance with this Article 1.3, the adjusted total number of Subject Shares shall be the total number of Shares to be delivered, and the total amount of payment shall be adjusted upward or downward at the same price per Share, and the adjusted amount shall be the full amount of payment of the Shares for which Party A is liable to pay. Party B and Party C shall provide the necessary assistance and bear the additional costs incurred if Party A needs to obtain Approval from the competent authorities separately due to the adjustment of the total number of Subject Shares. If, due to any circumstances, the number of Subject Shares acquired by Party A does not reach half of the total number of shares of PayNow Inc., Party A may dissolve or terminate this Agreement in accordance with Article 4.2.ii hereof, and both parties shall bear the obligation to reinstate the status quo ante.

1.4 Within three (3) days following Party A’s payment of the full Purchase Price as set forth in Clause 1.2, Party C shall register the Target Shares it sells as the property of Party A and complete the relevant registration procedures (hereinafter referred to as “Closing”).

1.5 During the Closing process, the three parties shall cooperate based on PayNow Inc.’s regulations governing Closing and registration procedures (including but not limited to the process with the Ministry of Economic Affairs’ Investment Review Committee). If one party is required to assist in the procedure, that party may not refuse without a valid reason.

1.6 The completion of the Closing shall be subject to the fulfillment (or a mutually agreed waiver) of the following conditions:

1.	The representations and warranties set forth in Article 2 of this Agreement remain true and have not been breached;

2.	Party A has obtained all necessary approvals for the acquisition of the Target Shares and has paid the full Purchase Price as stipulated in Clause 1.2;

3.	All parties have duly fulfilled all commitment obligations to be performed prior to the Closing date; and

4.	Party B and Party C have executed a “Mandate Agreement” with Party A and have agreed to be bound by its terms.

Article 2 Representations and Warranties

2.1 Party A is a company legally established and registered under Singapore’s Company Law, and has obtained all necessary licenses, approvals, permits, and other certifications to engage in its business, with independent corporate status. Party B and Party C possess full and independent legal capacity and authority to execute and perform this Agreement, and each may independently act as a party in any litigation.

2.2 The financial information, business status, tax relationships, potential litigation, and other documents and materials related to PayNow Inc. that Party B and Party C have provided to Party A prior to the execution of this Agreement are accurate as of the date of submission, without any omission or concealment of material facts that could materially affect the operations of PayNow Inc. post-share acquisition. From the legal due diligence cutoff date (October 11, 2022) and the financial due diligence cutoff date (November 30, 2022) until the date of full completion of the Closing, there has been no material adverse change in PayNow Inc.’s financial condition, business operations, tax relationships, or pending litigation.

2.3 Each party has the full right and authorization to sign and perform this Agreement and has obtained the necessary resolutions from their respective shareholders’ meetings and/or board of directors (if applicable).

2.4 This Agreement has been duly executed and delivered by each Party and constitutes a legally valid and binding obligation enforceable against all Parties in accordance with its terms.

2.5 The signing and performance of this Agreement do not violate any existing laws, rulings, orders, or decisions from courts or relevant authorities, nor do they breach PayNow Inc.’s articles of association or any contract, agreement, declaration, warranty, guarantee, commitment, or other obligations binding upon Party A, Party B, or Party C.

2.6 Party B and Party C specifically represent and warrant that, except as otherwise provided in this Agreement, the following matters are true as of the date of the completion of the Closing. In case of any violation or resulting loss or damage, Party B and Party C shall be jointly liable for compensation:

2.6.1 Financial and Assets

(1) Except for matters disclosed in the financial statements or already disclosed to Party A in writing, PayNow Inc. has no anticipated or existing liabilities or obligations, and from the financial due diligence cutoff date (November 30, 2022) to the date of the completion of the Closing, PayNow Inc. has not incurred any liabilities or obligations inconsistent with its operational practices or any other significant liabilities or obligations.

(2) The difference between the amounts collected by PayNow Inc. and the amounts in its trust accounts, including the total amount of the difference and possible reasons, is detailed in the attached accountant’s audit report. PayNow Inc. will not incur any losses or damages due to such differences; otherwise, Party B and Party C shall compensate for the total difference.

(3) There are no outstanding liabilities between PayNow Inc. and any shareholder, manager, or director.

(4) PayNow Inc. operates with the intent to continue its business and is operating in accordance with past general practices, with no significant adverse changes or abnormal expenditures or costs.

(5) All receivables of PayNow Inc. are genuine, valid, and collectible, with no encumbrances, and it is reasonably assessed by PayNow Inc. that the full amounts will be collected and paid in full.

(6) PayNow Inc. has created and maintained records and books that accurately reflect its assets, revenues, expenditures, and liabilities, which have been provided to Party A for review.

(7) PayNow Inc. has the right to use all assets listed on the balance sheet of its financial statements necessary for its operations, and no encumbrances have been placed on these assets, except as disclosed in the financial statements.

2.6.2 Contracts

(1) PayNow Inc. has legally and timely performed its obligations under its significant contracts.

(2) PayNow Inc. has no contractual non-performance, breach of contract, or any agreements that violate its normal operational contracts.

(3) The signing of this Agreement will not result in the breach, amendment, or termination of any significant contracts of PayNow Inc.

(4) PayNow Inc. has not received any notice regarding the termination of any significant contracts.

(5) PayNow Inc.’s outstanding payment amounts have not been illegally misappropriated by Party B and Party C.

(6) PayNow Inc. has not provided any guarantees or other forms of security for any third-party debts.

(7) Except for matters disclosed in the financial statements or disclosed in writing to Party A, PayNow Inc. has no other financing agreements. Any loan agreements involving disbursements from PayNow Inc. have normal repayment terms, and no bank has executed or considered executing any collateral enforcement.

2.6.3 Intellectual Property

(1) “Intellectual Property” refers to any and all currently effective or potentially effective intellectual and industrial property rights, or any rights related to inventions, utility models, design patents, trademarks, copyrights, business or commercial names, know-how, trade secrets, domain names, and other proprietary rights or other forms of intellectual property, whether registered or registrable, including applications for registration of such rights and the rights (and extensions) associated with them, as well as any claims, remedies, and rights arising from past infringements, including but not limited to patents, copyrights, trademarks, service marks, etc.

(2) All trademarks, patents, and other intellectual property owned by PayNow Inc. have been disclosed to Party A in writing, and these intellectual properties are used in PayNow Inc.’s current operations; PayNow Inc. holds legal ownership of these intellectual properties, free from any payment obligations or other encumbrances, and enjoys full and unrestricted benefits.

(3) PayNow Inc.’s products, operations, or business, or its intellectual properties, do not infringe on any third-party intellectual property rights, nor has it received any claims from third parties regarding intellectual property ownership, investigations from relevant authorities,or any known infringements of intellectual property rights by third parties that have not been disclosed.

(4) PayNow Inc. has not violated any confidentiality obligations and is not involved or likely to be involved in any legal actions, litigations, procedures, prosecutions, or claims, nor is it subject to any ongoing or potential administrative litigation or proceedings.

(5) Neither any employee nor any third party can claim joint ownership of PayNow Inc.’s intellectual property.

(6) PayNow Inc.’s registered trademark “PayNow Design com.tw” (Classes 35, 36, 42) and the trademark “PayNow Inc.” (Classes 36, 42) are valid until November 15, 2028. These trademarks can remain in force until the expiration date, and as of the Closing date, PayNow Inc. has all its existing business registered trademarks and does not expect to apply for additional trademarks.

2.6.4 Managers and Employees

(1) Party B and Party C guarantee that PayNow Inc. will sign written employment contracts with all employees before the Closing.

(2) PayNow Inc. has legally provided labor insurance and health insurance for all employees.

(3) For the termination of any employment relationships, aside from legally mandated severance payments (if applicable), PayNow Inc. is not liable for any compensation or indemnity for past directors, managers, or employees.

(4) Except for bonuses or rewards in accordance with past business practices, PayNow Inc. has no outstanding contracts or agreements regarding the payment of dividends, bonuses, incentive compensation, or other similar matters to its directors or employees that have not yet been fulfilled, nor are there any other significant compensations due to employees that have not been disclosed.

(5) Except for payments due during normal business operations, taxes, or other fees, PayNow Inc. has no other outstanding debts owed to its former or current employees, pension liabilities, or amounts, taxes, or fees owed to regulatory authorities arising from the employment of employees that have not yet been paid.

(6) Unless otherwise specified in this Agreement, the share transaction will not grant any employee the right to any compensation or other rights related to their employment contract.

2.6.5 Litigation

(1) PayNow Inc. is not involved in any ongoing or potential legal actions, litigations, proceedings, prosecutions, or claims, nor is it subject to any ongoing or potential administrative proceedings or investigations. Furthermore, there are no undisclosed lawsuits, administrative procedures, arbitrations, or other legal proceedings, investigations, or enforcement actions that have been or may be initiated against PayNow Inc.

(2) PayNow Inc.’s business and operations comply with all applicable laws and have not entered into liquidation, bankruptcy, or similar procedures.

2.6.7 Taxes

(1) PayNow Inc. has fully paid all its due tax obligations and has allocated sufficient funds to cover its tax liabilities (whether shown on various tax filings or not).

(2) Transactions between PayNow Inc. and its shareholders or related parties comply with relevant regulations (including transfer pricing laws) and will not result in any tax burden for Party A due to violations of related party transaction regulations.

(3) PayNow Inc. has no outstanding tax liabilities.

2.6.8 Miscellaneous

(1) PayNow Inc. will not suffer any loss or damage due to the absence of shareholder meeting notices or delivery records prior to the signing of this Agreement.

(2) PayNow Inc. has obtained all necessary approvals and permits required to operate its current or planned business as of the Closing date, and has obtained all necessary licenses, approvals, permits, and other certifications to engage in its business.

(3) PayNow Inc. has obtained ISO/IEC 27001:2013 certification (certificate number: 1210072), which is valid until May 4, 2023; PayNow Inc. will successfully obtain an extension before the certification expires.

(4) PayNow Inc. has obtained PCI DSS compliance certification, valid until January 2024.

(5) Contracts and collaborations between PayNow Inc. and TUTORABC, INC. OwlTing Travel Service Inc., Baoyu International Co., Ltd., Gjun Cloud Education Co. Ltd., PRESCO NETMARKETING, INC., RE-YI Distribution Service Co., Ltd., and EVEREST NATION CO., LTD. will remain valid and effective before the signing of this Agreement and the Closing.

Article 3 Confidentiality Obligations

3.1 “Confidential Information” refers to any information received or learned by either party from the other party (including its affiliates) prior to or after the signing of this Agreement, including but not limited to trade secrets, proprietary technology, processes, coding, charts, designs, specifications, costs, prices, orders, delivery notices, business opportunities, sales and marketing plans, personnel data, research and development data, customer information, and financial information, etc.

3.2 Either party shall keep this Agreement and the Confidential Information of the other parties known to it in the course of the making and performance of this Agreement in strict confidence. Except with the prior written consent of the party disclosing the Confidential Information (“Disclosing Party”) or in accordance with the provisions of relevant laws and regulations or the order of the competent authority, the party receiving the Confidential Information (“Receiving Party”) shall not disclose any Confidential Information to any third party, and the Receiving Party shall not use or indirectly use the Confidential Information except for the purpose of performing this Agreement.

3.3 Recipient may disclose Confidential Information to employees, consultants, agents or affiliates who need to know such Confidential Information in order to fulfill the purposes of this Agreement, provided that the Recipient ensures that such individuals or entities are bound by a confidentiality agreement that is at least as protective as the provisions set forth in this Agreement.

3.4 The following information is not confidential:

i. The information is in the public domain and is obtained by the Recipient without breaching its obligations under this Agreement;

ii. The information was lawfully obtained by the Receiving Party before it was disclosed by the Disclosing Party;

iii. It is independently developed by the Receiving Party without the use of the Disclosing Party’s Confidential Information and without breaching its obligations under this Agreement; or

iv. The information was obtained by the Receiving Party from a third party who is not bound by any confidentiality obligation to the Disclosing Party concerning such information.

3.5 The confidentiality obligations in this Section shall survive the dissolution or termination of this Agreement.

Article 4 Commencement, Termination, and Liability for Breach of Agreement

4.1 This Agreement shall come into effect on the Effective Date of the Agreement after it has been signed by the three parties.

4.2 This Agreement may be dissolved or terminated under any of the following circumstances.

i. the Agreement may be terminated or dissolved upon written agreement of all three parties;

ii. In the event that any party breaches any of its representations or warranties under this Agreement, or fails to fulfill any of its obligations under this Agreement, and such breach is not rectified within the specified period after written notice from the non-breaching party, the non-breaching party may terminate or dissolve this Agreement in writing within fifteen (15) business days following the expiration of the rectification period;

iii. In the event that the competent authority denies approval for Party A to purchase Target Shares under this Agreement, this Agreement shall automatically terminate on the date all three parties become aware of the authority’s decision. However, this provision shall not apply if all parties mutually agree in writing to maintain the effectiveness of this Agreement notwithstanding the competent authority’s denial of approval.

iv. In the event that Party B and/or Party C breaches any of their representations or warranties under this Agreement, or fails to fulfill any of their obligations under this Agreement, and fails to rectify the breach after being notified by Party A within the specified period, or the breach cannot be rectified, Party A, in addition to the right to terminate or dissolve this Agreement in writing as per Clause 4.2(ii), may demand that Parties B and C be jointly liable for punitive damages in the amount of NT$2,000,000, as well as any costs (including but not limited to attorneys’ fees incurred as a result), losses (including but not limited to third-party claims), or any other damages. In the event that Party B and/or Party C is the defaulting party, Party B and Party C shall be jointly liable to indemnify the defaulting party and Party A may directly deduct the amount of the corresponding damages from the Purchase Price if the aforesaid damages occur prior to the remittance of the Purchase Price.

v. Upon the dissolution or termination of this Agreement, the debts or liabilities of either party for breach of this Agreement shall not be discharged.

Article 5 Miscellaneous

5.1 Party A will, in good faith, protect the work and all related rights of the existing employees of PayNow Inc., and will be willing to give incentives to the employees in consideration of PayNow Inc.’s operating performance, including but not limited to employee stock options, restricted stock, and treasury stock transfer to the employees, as permitted by the law.

5.2 Any notice, request, or demand required or made pursuant to this Agreement shall be in writing (including by electronic document), in the Chinese language, and addressed to the address and email set out on the cover page and signature page of this Agreement. Any change in the address for receiving notices shall not be effective unless notified to the counterparty in writing (including by electronic document).

5.3 Neither party shall transfer its rights and obligations under this Agreement to another party without the written consent of the other party.

5.4 Any amendment to this Agreement shall not be effective without the written consent of all three parties.

5.5 The invalidity of any covenant or term of this Agreement shall not affect the validity of any other covenant or term of this Agreement.

5.6 The execution and entry into force of this Agreement shall supersede any and all prior negotiations, agreements, or memoranda between the three parties in respect of the matters set out in this Agreement.

5.7 The headings of sections, paragraphs, or clauses used in this Agreement are for reference only and do not affect the interpretation of this Agreement.

5.8 This Agreement shall be governed by the laws of the Republic of China (excluding the relevant norms of private international law) for its formation, entry into force, interpretation, and fulfillment, and any disputes arising out of this Agreement shall be resolved by the three parties through friendly negotiations; in the event of failure of such negotiations, the three parties agree to use the Taipei District Court of Taiwan as the court of first instance for jurisdiction.

5.9 Each of the parties to this Agreement shall have one copy, all of which shall have the same legal effect.

(The following is the signature page and contains no substantive provisions.)

Party A: OWLPAY HOLDINGS PTE. LTD

Authorized Representative: Chun-Kai Wang

Email: darren@owlting.com

Date of Signing: December 1, 2022

Party B: Xian-Xiang Chen (Sign)

ID Number: [***]

Email: [***]

Date of Signing: December 1, 2022

Party C: Shih-Jun Chen (Sign)

ID Number: [***]

Email: [***]

Date of Signing: December 1, 2022

Stock Sale and Purchase Agreement

(“PayNow Inc.”), a company organized under the laws of the Republic of China (R.O.C.), is located at 5th Floor, No. 59, Songjiang Road, Zhongshan District, Taipei City, Taiwan, R.O.C. This Stock Purchase Agreement (this “Agreement”) is entered into between the parties hereto with respect to the sale and purchase of the shares of PayNow Inc. on July 17 , 2023 (hereinafter referred to as the “Date”):

OWLPAY HOLDINGS PTE. LTD (hereinafter referred to as the “Party A”), a company organized under the laws of Singapore ;

Heimavista Inc. (“Party B”), a company organized under the laws of the Republic of China (R.O.C.).

Article1 Sale and Transfer of Shares; Prerequisites for Settlement; Cooperation Obligations

1.1 Party A intends to acquire a total of 80,000 shares of PayNow Inc. held by Party B, at a transaction price of NT$65 per share, for a total consideration of NT$5,200,000.(hereinafter referred to as the “Purchase Price”).

1.2 Party A shall remit the full amount of the Purchase Price, deducting the securities transaction tax (if applicable), to the bank account specified in Attachment I within ten (10) days after approval by the Investment Commission of the Ministry of Economic Affairs.

1.3 Party B shall, within ten (10) days after the approval of the Ministry of Economic Affairs’ Investment Review Committee, register all of the shares it sells as owned by Party A (hereinafter referred to as the “Closing”).

1.4 During the Closing process, both parties shall cooperate based on PayNow Inc.’s regulations governing Closing and registration procedures (including but not limited to the process with the Ministry of Economic Affairs’ Investment Review Committee). If one party is required to assist in the procedure, that party may not refuse without a valid reason.

1.5 The completion of the Closing shall be subject to the fulfillment (or a mutually agreed waiver) of the following conditions:

1.	The representations and warranties set forth in Article 2 of this Agreement remain true and have not been breached;

2.	Both parties have duly fulfilled all commitment obligations to be performed prior to the Closing date.

Article2 Representations and Warranties

2.1 Party A is a company legally established and registered under Singapore’s Company Law, and has obtained all necessary licenses, approvals, permits, and other certifications to engage in its business, with independent corporate status. Party B is a company legally established and registered under the laws of the Republic of China (R.O.C.), and has obtained all necessary licenses, approvals, permits, and other certifications to engage in its business, and each may independently act as a party in any litigation.

2.2 Each party has the full right and authorization to sign and perform this Agreement and has obtained the necessary resolutions from their respective shareholders’ meetings and/or board of directors.

2.3 This Agreement has been duly executed and delivered by each Party and constitutes a legally valid and binding obligation enforceable against all Parties in accordance with its terms.

2.4 The signing and performance of this Agreement do not violate any existing laws, rulings, orders, or decisions from courts or relevant authorities, nor do they breach PayNow Inc.’s articles of association or any contract, agreement, declaration, warranty, guarantee, commitment, or other obligations binding upon Party A or Party B.

Article3 Confidentiality Obligations

3.1 “Confidential Information” refers to any information received or learned by either party from the other party (including its affiliates) prior to or after the signing of this Agreement, including but not limited to trade secrets, proprietary technology, processes, coding, charts, designs, specifications, costs, prices, orders, delivery notices, business opportunities, sales and marketing plans, personnel data, research and development data, customer information, and financial information, etc.

3.2 Either party shall keep this Agreement and the Confidential Information of the other parties known to it in the course of the making and performance of this Agreement in strict confidence. Except with the prior written consent of the party disclosing the Confidential Information (“Disclosing Party”) or in accordance with the provisions of relevant laws and regulations or the order of the competent authority, the party receiving the Confidential Information (“Receiving Party”) shall not disclose any Confidential Information to any third party, and the Receiving Party shall not use or indirectly use the Confidential Information except for the purpose of performing this Agreement.

3.3 Receiving Party may disclose Confidential Information to employees, consultants, agents or affiliates who need to know such Confidential Information in order to fulfill the purposes of this Agreement, provided that the Receiving Party ensures that such individuals or entities are bound by a confidentiality agreement that is at least as protective as the provisions set forth in this Agreement.

3.4 The following information is not confidential:

i. The information is in the public domain and is obtained by the Receiving Party without breaching its obligations under this Agreement;

ii. The information was lawfully obtained by the receiving party before it was disclosed by the Disclosing Party;

iii. It is independently developed by the Receiving Party without the use of the Disclosing Party’s Confidential Information and without breaching its obligations under this Agreement; or

iv. The information was obtained by the Receiving Party from a third party who is not bound by any confidentiality obligation to the Disclosing Party concerning such information.

3.5 The confidentiality obligations in this Section shall survive the dissolution or termination of this Agreement.

Article4 Commencement, Termination, and Liability for Breach of Agreement

4.1 This Agreement shall come into effect on the Effective Date of the Agreement after it has been signed by both parties.

4.2 This Agreement may be dissolved or terminated under any of the following circumstances.

i. the Agreement may be terminated or dissolved upon written agreement of both parties;

ii. In the event that any party breaches any of its representations or warranties under this Agreement, or fails to fulfill any of its obligations under this Agreement, and such breach is not rectified within the specified period after written notice from the non-breaching party, the non-breaching party may terminate or dissolve this Agreement in writing within fifteen (15) business days following the expiration of the rectification period;

iii. In the event that the competent authority denies approval for Party A to purchase Target Shares under this Agreement, this Agreement shall automatically terminate on the date both parties become aware of the authority’s decision. However, this provision shall not apply if all parties mutually agree in writing to maintain the effectiveness of this Agreement notwithstanding the competent authority’s denial of approval.

iv. In the event that this Agreement is rejected for approval by the competent authority or the Closing under this Agreement is denied registration by the competent authority, Party A may terminate or rescind this Agreement in writing.

Article5 Miscellaneous

5.1 Any notice, request, or demand required or made pursuant to this Agreement shall be in writing.

5.2 Neither party shall transfer its rights and obligations under this Agreement to another party without the written consent of the other party.

5.3 Any amendment to this Agreement shall not be effective without the written consent of both parties.

5.4 The invalidity of any covenant or term of this Agreement shall not affect the validity of any other covenant or term of this Agreement.

5.5 The execution and entry into force of this Agreement shall supersede any and all prior negotiations, agreements, or memoranda between both parties in respect of the matters set out in this Agreement.

5.6 The headings of sections, paragraphs, or clauses used in this Agreement are for reference only and do not affect the interpretation of this Agreement.

5.7 The formation, effectiveness, interpretation, and performance of this Agreement shall be governed by the laws of the Republic of China. Any disputes arising from this Agreement shall be resolved through friendly negotiations between the parties; in the event that such negotiations fail, both parties agree that the Taipei District Court of Taiwan shall have exclusive jurisdiction as the court of first instance.

5.8 Each of the parties to this Agreement shall have one copy, all of which shall have the same legal effect.

(The following is the signature page and contains no substantive provisions.):

Party A: OWLPAY HOLDINGS PTE. LTD (Sign)

Authorized Representative: Chun-Kai Wang Date of Signing: August 17, 2023

Party B: Heimavista Inc. (Sign)

Authorized Representative: Jing-Kang Li Business ID number: [***] Date of Signing: July 17, 2023

Stock Purchase Agreement

“PayNow Inc.”, a company organized under the laws of the Republic of China (R.O.C.), is located at 5th Floor, No. 59, Songjiang Road, Zhongshan District, Taipei City, Taiwan, R.O.C. This Stock Purchase Agreement (this “Agreement”) is entered into between the parties hereto with respect to the sale and purchase of the shares of PayNow Inc. on August 08 , 2023 (hereinafter referred to as the “Date”):

OWLPAY HOLDINGS PTE. LTD (hereinafter referred to as the “Party A”), a company organized under the laws of Singapore ;

Sun Tech Co., Ltd (“Party B”), a company organized under the laws of the Republic of China (R.O.C.).

Article1 Sale and Transfer of Shares; Prerequisites for Settlement; Cooperation Obligations

1.1 Party A intends to acquire a total of 663,000 shares of PayNow Inc. held by Party B, at a transaction price of NT$65 per share, for a total consideration of NT$43,095,000.(hereinafter referred to as the “Purchase Price”).

1.2 Party A shall remit the full amount of the Share Price, deducting the securities transaction tax (if applicable), to the bank account specified in Attachment I within 10 days after approval by the Ministry of Economic Affairs’ Investment Review Committee.

1.3 After Party A has fully paid the Purchase Price to Party B in accordance with Clause 1.2, Party B shall, within 10 days after obtaining approval from the Investment Commission of the Ministry of Economic Affairs, provide the executed Agreement and payment receipt for PayNow Inc. to update its shareholder register (hereinafter referred to as the “Closing”).

1.4 During the Closing process, both parties shall cooperate based on PayNow Inc.’s regulations governing Closing and registration procedures (including but not limited to the process with the Ministry of Economic Affairs’ Investment Review Committee). If one party is required to assist in the procedure, that party may not refuse without a valid reason.

1.5 The completion of the Closing shall be subject to the fulfillment (or a mutually agreed waiver) of the following conditions:

1.	The representations and warranties set forth in Article 2 of this Agreement remain true and have not been breached;

2.	Both parties have duly fulfilled all commitment obligations to be performed prior to the Closing date.

1.6 Party A and PayNow Inc. shall cooperate with Party B in auditing the accounts of PayNow Inc. for the years 2021 and 2022, during the period from September 1, 2023, to December 31, 2023. Such cooperation shall include, but not be limited to, allowing accountants designated by Party B to conduct on-site audits, perform internal control assessments, and issue confirmation letters as necessary. Party A and PayNow Inc. shall use their best efforts to facilitate the audit process, provided that such cooperation does not interfere with the ordinary course of business operations of PayNow Inc.

Article2 Representations and Warranties

2.1 Party A is a company legally established and registered under Singapore’s Company Law, and has obtained all necessary licenses, approvals, permits, and other certifications to engage in its business, with independent corporate status. Party B is a company legally established and registered under the laws of the Republic of China (R.O.C.), and has obtained all necessary licenses, approvals, permits, and other certifications to engage in its business, and each may independently act as a party in any litigation.

2.2 Each party has the full right and authorization to sign and perform this Agreement and has obtained the necessary resolutions from their respective shareholders’ meetings and/or board of directors.

2.3 This Agreement has been duly executed and delivered by each Party and constitutes a legally valid and binding obligation enforceable against all Parties in accordance with its terms.

2.4 The signing and performance of this Agreement do not violate any existing laws, rulings, orders, or decisions from courts or relevant authorities, nor do they breach PayNow Inc.’s articles of association or any contract, agreement, declaration, warranty, guarantee, commitment, or other obligations binding upon Party A or Party B.

Article3 Confidentiality Obligations

3.1 “Confidential Information” refers to any information received or learned by either party from the other party (including its affiliates) prior to or after the signing of this Agreement, including but not limited to trade secrets, proprietary technology, processes, coding, charts, designs, specifications, costs, prices, orders, delivery notices, business opportunities, sales and marketing plans, personnel data, research and development data, customer information, and financial information, etc.

3.2 Either party shall keep this Agreement and the Confidential Information of the other parties known to it in the course of the making and performance of this Agreement in strict confidence. Except with the prior written consent of the party disclosing the Confidential Information (“Disclosing Party”) or in accordance with the provisions of relevant laws and regulations or the order of the competent authority, the party receiving the Confidential Information (“Receiving Party”) shall not disclose any Confidential Information to any third party, and the Receiving Party shall not use or indirectly use the Confidential Information except for the purpose of performing this Agreement.

3.3 Recipient may disclose Confidential Information to employees, consultants, agents or affiliates who need to know such Confidential Information in order to fulfill the purposes of this Agreement, provided that the Recipient ensures that such individuals or entities are bound by a confidentiality agreement that is at least as protective as the provisions set forth in this Agreement.

3.4 The following information is not confidential:

i The information is in the public domain and is obtained by the Recipient without breaching its obligations under this Agreement;

ii. The information was lawfully obtained by the receiving party before it was disclosed by the Disclosing Party;

iii. It is independently developed by the Receiving Party without the use of the Disclosing Party’s Confidential Information and without breaching its obligations under this Agreement; or

iv. The information was obtained by the Receiving Party from a third party who is not bound by any confidentiality obligation to the Disclosing Party concerning such information.

3.5 The confidentiality obligations in this Section shall survive the dissolution or termination of this Agreement.

Article4 Commencement, Termination, and Liability for Breach of Agreement

4.1 This Agreement shall come into effect on the Effective Date of the Agreement after it has been signed by both parties.

4.2 This Agreement may be dissolved or terminated under any of the following circumstances.

i. the Agreement may be terminated or dissolved upon written agreement of both parties;

ii. In the event that any party breaches any of its representations or warranties under this Agreement, or fails to fulfill any of its obligations under this Agreement, and such breach is not rectified within the specified period after written notice from the non-breaching party, the non-breaching party may terminate or dissolve this Agreement in writing within fifteen (15) business days following the expiration of the rectification period;

iii. In the event that the competent authority denies approval for Party A to purchase Target Shares under this Agreement, this Agreement shall automatically terminate on the date both parties become aware of the authority’s decision. However, this provision shall not apply if all parties mutually agree in writing to maintain the effectiveness of this Agreement notwithstanding the competent authority’s denial of approval.

iv. In the event that this Agreement is rejected for approval by the competent authority or the Closing under this Agreement is denied registration by the competent authority, Party A may terminate or rescind this Agreement in writing.

Article 5 Miscellaneous

5.1 Any notice, request, or demand required or made pursuant to this Agreement shall be in writing.

5.2 Neither party shall transfer its rights and obligations under this Agreement to another party without the written consent of the other party.

5.3 Any amendment to this Agreement shall not be effective without the written consent of both parties.

5.4 The invalidity of any covenant or term of this Agreement shall not affect the validity of any other covenant or term of this Agreement.

5.5 The execution and entry into force of this Agreement shall supersede any and all prior negotiations, agreements, or memoranda between both parties in respect of the matters set out in this Agreement.

5.6 The headings of sections, paragraphs, or clauses used in this Agreement are for reference only and do not affect the interpretation of this Agreement.

5.7 The formation, effectiveness, interpretation, and performance of this Agreement shall be governed by the laws of the Republic of China. Any disputes arising from this Agreement shall be resolved through friendly negotiations between the parties; in the event that such negotiations fail, both parties agree that the Taipei District Court of Taiwan shall have exclusive jurisdiction as the court of first instance.

5.8 Each of the parties to this Agreement shall have one copy, all of which shall have the same legal effect.

(The following is the signature page and contains no substantive provisions.)

Party A: OWLPAY HOLDINGS PTE. LTD (Sign)

Authorized Representative: Chun-Kai Wang

Date of Signing: August 17, 2023

Party B: Sun Tech Co., Ltd (Sign)

Authorized Representative: /s/ Authorized Representative

Date of Signing: August 1, 2023